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                                  EXHIBIT 10.25


                  CHEMED CORPORATION EXCESS BENEFIT PLAN NO. 1
                                 AMENDMENT NO. 1


         The Chemed Corporation Excess Benefit Plan No. 1 (the "Plan") is hereby amended effective July 1, 2002 as follows:

         1. Section 2(k) shall be rewritten in its entirety to read as follows:

                  (k) "Employee Stock Ownership Plans I and II" - The Chemed Employee Stock Ownership Plan I, adopted effective November 1, 1987, as amended, and the Chemed Employee Stock Ownership Plan II, adopted effective August 1, 1998, as amended, and as merged into the Savings & Retirement Plan effective July 1, 2002.

         2. In all other respects, the Plan shall remain in full force and effect.

                                   CERTIFICATE

         The undersigned, Secretary of Chemed Corporation, hereby certifies that the foregoing is a true and correct copy of Amendment No. 1 to its Excess Benefit Plan No. 1.

         Signed in Cincinnati, Ohio as of this 1st day of July, 2002.

                                              /s/ Naomi C. Dallob
                                              ----------------------------------
                                              Naomi C. Dallob, Secretary